UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 – October 31, 2013

Item 1: Reports to Shareholders

Annual Report | October 31, 2013
Vanguard International Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013
Total
Returns
Vanguard International Value Fund	27.94%
MSCI All Country World Index ex USA	20.29
International Funds Average	22.79
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Value Fund	$29.78	$37.12	$0.819	$0.000

1

Chairman’s Letter

Dear Shareholder,

International stocks turned in their strongest performance in five years over the past 12 months as optimism took hold that brighter days are ahead for the global economy. Many of the world’s largest markets, including those of Japan, Germany, France, Switzerland, and the Netherlands, returned more than 30%. Emerging-market stocks rose more modestly.

Vanguard International Value Fund returned nearly 28% for the fiscal year ended October 31, 2013. The fund easily outpaced its benchmark index, the MSCI All Country World Index ex USA, and the average return of its peers.

The U.S. stock market outpaced world markets in aggregate
Overall, stock markets worldwide returned about 23% for the 12 months through October, as measured by the MSCI All Country World Index. The broad U.S. stock market did better, rising about 29%. Investors’ growing appetite for risk drove the rise in domestic stocks, as corporate profit growth, in general, wasn’t particularly tantalizing.

The market overcame a number of challenges during the year, most notably the budget impasse that resulted in a partial federal government shutdown for 16 days in October. The period as a whole was marked by uncertainties about Federal Reserve monetary policy and concern about the U.S. economy’s patchy growth. Nonetheless, as Vanguard’s chief

2

economist, Joe Davis, noted, the U.S. economy has continued to expand, albeit at a modest and uneven pace.

The disparity between the performances of the U.S. economy and U.S. stocks may seem surprising, but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

U.S. bond returns suffered as investors worried about the Fed
With investors fretting about the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close, but up from 1.69% at the end of the last fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

For the fund, Japan’s bull market had a significant impact
Vanguard International Value Fund earned robust returns in most markets during the fiscal year, posting gains in 29 of 33 countries. The fund’s Japanese holdings made the largest contribution to the bottom line by returning 41%, well above the 34% gain of Japanese stocks in the fund’s MSCI benchmark.

The dramatic rise in Tokyo was triggered by the election last year of a new government bent on combating deflation through various fiscal and monetary policies. The advisors’ selections among Japanese information technology stocks did much to keep the fund ahead even as Japan’s market soared.

Japanese stocks made up about 17% of International Value’s assets on average, constituting the largest single country holding. Returns for U.S.-based investors would have been even higher if not for a 19% decline in the value of the Japanese yen, which fell as currency markets reacted to the Bank of Japan’s aggressive intervention in the nation’s fixed income market.

Among the other Pacific developed markets represented in the portfolio, Australia was the only one that underperformed; in fact, it was one of the few markets anywhere that lost ground for the fund. A 9% decline in the value of the Australian dollar contributed to the negative result.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.41%	1.33%

The fund expense ratio shown is from the prospectus dated February 27, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the fund’s expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: International Funds.

4

In the fund’s European portfolio, which made up a bit more than half of fund assets on average, notable gainers included stocks in the United Kingdom, France, and Switzerland. Recognizing that even economies struggling with historic challenges can witness a sharp stock market rebound, the fund’s advisors overweighted Greece and Ireland, and their selections reaped returns (+112% and +66%, respectively) that easily outperformed those nations’ markets in the benchmark index. Only in a few European markets, notably those in the Netherlands and Norway, did the fund’s holdings lag the counterpart returns in the benchmark.

International Value’s emerging-markets portfolio, while recording more modest returns than those seen in developed markets, also outperformed, particularly holdings in Brazil and South Africa. The advisors’ selections in Turkey and the Philippines were the most notable detractors.

A small U.S. position also provided welcome gains
The fund benefited from the advisors’ small portfolio of U.S. stocks. While accounting for only about 3% of fund assets on average, they rose 37%.

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
International Value Fund	8.48%
Spliced International Index	6.97
International Funds Average	7.22

For a benchmark description, see the Glossary.

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

From an industry perspective, the fund notched gains in all ten sectors, with eight returning 20% or more. Industrials, materials, and information technology stocks were key outperformers. In only one sector, telecommunication services, did the fund turn in a performance below that of the index counterpart.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

The fund’s long-term record continues to be gratifying
For the ten years ended October 31, Vanguard International Value Fund returned an average of 8.48% per year, more than a percentage point better than both the average return of its peer group and the gain of its benchmark index. That is a notable record for a volatile decade that saw markets set all-time highs, plunge during the global financial crisis, and then recover most or all of their bear-market losses.

The fund has led its benchmark index in eight of the last ten fiscal years, indicating that its advisors are skilled at identifying out-of-favor stocks that are poised to be more highly valued by investors. Importantly, the fund isn’t burdened by high expense ratios, which directly detract from investors’ returns.

The past decade has also offered a lesson in perseverance. When stocks worldwide suffered big losses in the middle of the period, many investors couldn’t resist the temptation to pull out of the market. Those who maintained their stock positions were rewarded. Of course, holding steady was easier for those who had balanced their portfolios with tamer investments, including bonds and cash, which provided some cushioning when the stock markets fell. That’s why we like to remind our clients of the perils of overconcentration in any one market or even one asset class.

Benefits of combining low costs with diversity of thought
Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

6

As with many investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2013

Advisors’ Report

For the 12 months ended October 31, 2013, Vanguard International Value Fund returned 27.94%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 18, 2013.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	38	3,030	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	35	2,795	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	25	1,984	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its value-oriented process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	2	219	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

8

Lazard Asset Management LLC

Portfolio Managers:
Michael G. Fry, Managing Director

Michael A. Bennett, CPA, Managing Director

The fiscal year ended with international equity markets rising significantly. A number of macroeconomic events moved markets higher during the period as investor confidence in the economic recovery improved despite a continued downward trend in earnings. The Eurozone’s economy finally expanded after six quarters of recession.

In the United Kingdom, the economy grew at a solid 3.2% annualized rate in the third calendar quarter of 2013. In the United States, the much-discussed taper of the Federal Reserve’s quantitative easing did not take place. In Japan, the central bank announced a 2% inflation target and committed to unlimited monetary easing, and Prime Minister Shinzo Abe’s structural reforms gained support following his party’s electoral success. Emerging markets, many of which suffered from the uncertainly about U.S. monetary policy, underperformed developed markets.

From a sector perspective, the market leaders were the traditionally cyclical consumer discretionary and industrial sectors; health care also performed notably well. In contrast, materials, energy, and utilities were among the worst-performing sectors. Within the materials sector, a combination of low exposure and stock selection benefited our portfolio.

Particularly helpful was avoiding stocks that were hurt by falling commodity prices and capital expenditures in the period.

In the consumer discretionary sector, stock selection boosted our portfolio’s relative returns; specifically, our holdings in French auto parts supplier Valeo and Macau casino operator Sands China performed well. Valeo rose as investors perceived a bottoming of the European car market. Sands China benefited as the company’s new Cotai Central casino continued to ramp up successfully.

Stock selection in emerging markets also supported relative returns. Notable performers included Baidu, the Chinese search engine company; Mediclinic, a South African private hospital group; and Cielo, a Brazilian credit card processor.

On the other hand, stock selection in the energy sector hurt our relative returns as positions in Tullow Oil and Petroleum Geo-Services underperformed. Shares of Tullow declined as some wells failed to find oil, while shares of PGS were hurt by weaker-than-expected surveying activity in the Gulf of Mexico.

Selection in the telecommunication services sector also dragged on performance as positions in China Mobile and Turkcell lagged the market. China Mobile showed weaker-than-expected profit growth; Turkcell was hurt by regulatory uncertainty.

9

Edinburgh Partners Limited

Portfolio Manager:
Sandy Nairn, Director and CEO

The world economy is out of intensive care and the potential for catastrophic collapse is remote. This is the new consensus in asset markets. As a consequence, the higher relative valuations attached to assets viewed as safer—meaning most likely to preserve short-term nominal capital—have begun to erode as investors begin to focus on the need for long-term real capital preservation and growth.

Bonds, bond equivalents, and “safe and predictable” equities therefore have begun to lose their luster. On the other hand, stocks whose earnings depended on economic recovery have begun to see their discounted valuations rise. We believe that this process is still in the early stages and that, while there will inevitably be bumps along the way, it has a degree of durability about it.

This view is reflected in our portfolio structure and holdings. European companies such as the shipping company A.P. Moeller-Maersk and the capital goods manufacturer ABB are direct beneficiaries of resumed economic growth and capital expenditure. Similarly, Fujitsu, which has struggled for years against a backdrop of domestic deflation in Japan, will see a transformation of outlook from increased domestic expenditures on information technology.

Our expectation is that wage inflation in the developed economies will remain subdued as the recovery takes hold. That will allow policymakers to maintain low short-term interest rates as they seek to provide time for economic growth to reduce the fiscal deficit. The danger to this outcome lies in an upsurge in inflation, which would cause policymakers to react or asset markets to take fright. However, the developed markets have a safety valve, which is that labor market tightness is occurring in the emerging markets, and it is they that face the policy dilemma.

The problem for emerging markets is that they do not control the levers that create the economic problems for them. As a consequence, they will have to live with some outcomes that are not helpful. This situation may partly explain why we have had trouble in recent years identifying many undervalued companies in emerging markets. We are now finding some companies whose valuations are closer to what we seek, but they are still not close enough.

This change in competitiveness is arguably simply part of the global rebalancing that is required. The developed markets need to become more competitive; the corollary is that the emerging markets need to become less so. Only when the inflation washes through to the developed economies will this become a policy problem, and that remains some years away.

10

In the meantime, we expect subdued growth and reasonable returns from international equities.

ARGA Investment Management, LP

Portfolio Managers:
A. Rama Krishna, CFA, Founder and Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets performed well over the fiscal year, rising in 9 of the 12 months. The most undervalued companies did particularly well. The market validated ARGA’s valuation-based investment approach of purchasing businesses at deep discounts to intrinsic value. Our strong results showed that exposure to deeply undervalued securities must occur before they display signs of improvement.

In our experience, significant valuation opportunity exists where fear and uncertainty are greatest. In the past few years, equity investors largely shunned companies perceived to have high risk. Valuation spreads between economically sensitive stocks and companies with stable earnings characteristics neared record highs last year.

The deepest valuation opportunities were in financials and other economically sensitive companies, especially in Europe. ARGA’s portfolio holdings were dominated by these companies. We did not know exactly when valuations would turn, but did know such a turn would be significant and swift. That was the case over the past year.

The major contributors to performance were, in fact, our significant weighting in the financial sector and our stock selection within that sector. High exposure to undervalued, economically sensitive companies in the industrial and consumer discretionary sectors also helped drive the portfolio’s favorable results.

Although the ARGA portfolio continues to be attractively valued, valuations are no longer as compelling as they were 12 months ago. We have broadened our sector exposures based on valuation, trimming financials and adding to consumer discretionary, consumer staples, industrials, and materials holdings.

Over the past year, the reversal in macroeconomic fundamentals and souring of sentiment toward many emerging-market countries has created new international valuation opportunities. In Japan, for example, we took advantage of the rally in equities early in the year to reduce exposure, and have only now begun to selectively uncover new opportunities.

We remain encouraged by the valuation opportunities available to us in many parts of the world. ARGA’s experience, investment history, and recent market action have all shown that, over time, it can be very profitable to own deeply undervalued businesses.

11

International Value Fund

Fund Profile
As of October 31, 2013

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	174	1,813
Median Market Cap	$36.2B	$34.5B
Price/Earnings Ratio	18.7x	17.4x
Price/Book Ratio	1.6x	1.7x
Return on Equity	12.3%	14.7%
Earnings Growth
Rate	10.7%	6.8%
Dividend Yield	2.5%	2.9%
Turnover Rate	52%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.41%	—
Short-Term Reserves	2.2%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	15.6%	10.6%
Consumer Staples	10.0	10.1
Energy	9.6	9.4
Financials	21.5	27.0
Health Care	5.6	7.7
Industrials	14.7	11.0
Information Technology	9.7	6.3
Materials	4.8	8.7
Telecommunication Services	6.9	5.8
Utilities	1.6	3.4

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.97
Beta	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.9%
SAP AG	Application Software	1.8
Royal Bank of Scotland
Group plc	Diversified Banks	1.7
Samsung Electronics Co.
Ltd.	Semiconductors	1.5
Unilever plc	Packaged Foods &
	Meats	1.4
Seven & I Holdings Co.
Ltd.	Food Retail	1.4
HSBC Holdings plc	Diversified Banks	1.3
Novartis AG	Pharmaceuticals	1.3
Japan Tobacco Inc.	Tobacco	1.3
Eni SPA	Integrated Oil & Gas	1.3
Top Ten		14.9%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 27, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratio was 0.43%.

12

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	17.7%	15.6%
Germany	9.0	6.4
France	6.7	7.1
Switzerland	4.4	6.4
Italy	3.9	1.7
Denmark	2.8	0.8
Netherlands	2.6	1.9
Spain	2.2	2.4
Sweden	1.6	2.3
Belgium	1.0	0.8
Other	1.9	1.9
Subtotal	53.8%	47.3%
Pacific
Japan	18.9%	15.0%
Hong Kong	4.8	2.1
South Korea	4.2	3.4
Singapore	2.4	1.1
Australia	1.1	5.9
Subtotal	31.4%	27.5%
Emerging Markets
China	2.8%	4.0%
Russia	2.4	1.3
Brazil	2.3	2.5
Thailand	1.2	0.5
Other	3.8	9.5
Subtotal	12.5%	17.8%
North America
United States	2.3%	0.0%
Other	0.0	7.1
Subtotal	2.3%	7.1%
Middle East	0.0%	0.3%

13

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Value Fund*	27.94%	11.99%	8.48%	$22,559
Spliced International Index	20.29	10.45	6.97	19,610
International Funds Average	22.79	11.88	7.22	20,076
MSCI All Country World Index ex
USA	20.29	12.48	8.48	22,564

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

14

International Value Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	23.65%	5.98%	8.86%

15

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.2%)[1]
Australia (0.7%)
	BHP Billiton Ltd.	1,437,738	50,829
	Newcrest Mining Ltd.	841,300	8,158
			58,987
Belgium (1.0%)
	Anheuser-Busch InBev NV	770,794	79,904

Brazil (2.2%)
	Cielo SA	1,420,052	43,065
	BB Seguridade
	Participacoes SA	3,385,200	36,977
	Estacio Participacoes SA	3,864,000	29,836
	Vale SA Class B ADR	1,588,600	25,434
	Petroleo Brasileiro SA
	ADR Type A	983,300	17,857
	Petroleo Brasileiro SA
	ADR	799,100	13,928
*	PDG Realty SA
	Empreendimentos e
	Participacoes	11,090,968	9,963
			177,060
China (2.7%)
	China Construction Bank
	Corp.	79,943,800	62,198
	China Mobile Ltd. ADR	831,900	43,275
*	Baidu Inc. ADR	232,050	37,337
	China Mobile Ltd.	2,594,000	26,956
	Zhongsheng Group
	Holdings Ltd.	5,663,500	9,066
*	China ZhengTong Auto
	Services Holdings Ltd.	12,635,500	8,798
*,^	China Machinery
	Engineering Corp.	12,670,000	8,658
	Industrial & Commercial
	Bank of China Ltd.	11,995,000	8,409
*	Lonking Holdings Ltd.	33,419,000	6,813
^	Dongyue Group Ltd.	12,444,000	5,874

		Market
		Value
	Shares	($000)
Huabao International
Holdings Ltd.	881,000	387
Kingboard Laminates
Holdings Ltd.	605,500	249
		218,020
Denmark (2.8%)
AP Moeller - Maersk
A/S Class B	8,543	82,653
TDC A/S	6,398,383	57,797
Novo Nordisk A/S Class B	267,163	44,497
Carlsberg A/S Class B	264,100	26,380
DSV A/S	318,300	9,312
		220,639
Finland (0.6%)
Sampo	989,551	46,807

France (6.2%)
BNP Paribas SA	1,106,284	81,614
Orange SA	4,792,678	65,881
Valeo SA	553,291	54,737
Sanofi	398,937	42,536
Schneider Electric SA	481,214	40,493
European Aeronautic
Defence and Space Co.
NV	553,071	37,899
ArcelorMittal	2,046,597	32,235
Total SA	512,167	31,423
Vinci SA	451,009	28,859
Technip SA	228,082	23,889
GDF Suez	869,200	21,542
Cap Gemini SA	308,299	20,218
CNP Assurances	1,026,998	18,092
		499,418
Germany (8.5%)
SAP AG	1,854,242	145,099
Bayer AG	588,572	73,014
Volkswagen AG Prior Pfd.	270,846	68,689

16

International Value Fund

		Market
		Value
	Shares	($000)
Fresenius Medical Care
AG & Co. KGaA	1,019,253	67,359
Siemens AG	499,905	63,884
Bayerische Motoren
Werke AG	552,303	62,509
Deutsche Post AG	1,667,799	56,324
Metro AG	935,194	43,848
BASF SE	385,882	40,060
RWE AG	640,802	23,609
Allianz SE	129,292	21,709
Software AG	527,320	19,525
		685,629
Greece (0.2%)
OPAP SA	1,057,356	13,130

Hong Kong (4.7%)
Swire Pacific Ltd. Class A	7,306,850	84,449
Hutchison Whampoa Ltd.	5,838,000	72,745
Sands China Ltd.	8,923,800	63,449
Cheung Kong Holdings
Ltd.	2,741,000	42,806
Li & Fung Ltd.	28,678,000	40,544
Wynn Macau Ltd.	8,800,400	33,783
^ Luk Fook Holdings
International Ltd.	5,332,000	19,035
Esprit Holdings Ltd.	8,372,934	15,374
Jardine Matheson
Holdings Ltd.	136,780	7,453
		379,638
India (0.3%)
Infosys Ltd. ADR	369,100	19,584

Indonesia (0.5%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	1,002,869	40,877

Ireland (0.5%)
Ryanair Holdings plc ADR	838,400	42,096

Italy (3.7%)
Eni SPA	3,988,064	101,245
Intesa Sanpaolo SPA
(Registered)	28,185,564	69,925
Atlantia SPA	2,424,402	53,136
UniCredit SPA	4,018,600	30,166
Enel SPA	5,560,903	24,535
Saipem SPA	880,301	20,593
		299,600
Japan (17.9%)
Sumitomo Mitsui
Financial Group Inc.	3,094,200	149,561
Seven & I Holdings Co.
Ltd.	2,995,783	110,870

		Market
		Value
	Shares	($000)
Japan Tobacco Inc.	2,855,100	103,308
Omron Corp.	2,189,200	83,543
Toyota Motor Corp.	1,254,900	81,365
Panasonic Corp.	7,365,300	75,490
KDDI Corp.	1,390,700	75,315
Bridgestone Corp.	2,169,400	74,373
Tokyo Electron Ltd.	1,334,100	73,206
Mitsubishi Corp.	3,537,200	71,561
Dai Nippon
Printing Co. Ltd.	6,714,000	70,537
Fujikura Ltd.	14,289,000	65,203
* Fujitsu Ltd.	14,044,000	60,336
Daiwa House Industry
Co. Ltd.	2,250,000	45,076
Asahi Group
Holdings Ltd.	1,599,700	43,263
Makita Corp.	847,000	42,832
LIXIL Group Corp.	1,662,800	39,030
Nissan Motor Co. Ltd.	3,761,800	37,773
Yahoo Japan Corp.	7,750,500	36,162
Komatsu Ltd.	1,269,600	27,856
Sumitomo Mitsui Trust
Holdings Inc.	4,777,000	23,594
Daihatsu Motor Co. Ltd.	993,000	19,280
Lintec Corp.	851,900	17,669
Yamato Kogyo Co. Ltd.	355,500	13,176
Miraca Holdings Inc.	100	5
		1,440,384
Netherlands (2.4%)
Akzo Nobel NV	817,744	59,364
Unilever NV	1,428,277	56,625
Heineken NV	728,777	50,218
* ING Groep NV	2,318,169	29,459
		195,666
Norway (0.6%)
Petroleum Geo-Services
ASA	2,021,204	24,513
TGS Nopec Geophysical
Co. ASA	851,227	23,412
		47,925
Philippines (0.7%)
Alliance Global Group
Inc.	53,530,700	32,663
LT Group Inc.	49,921,500	19,181
		51,844
Russia (2.4%)
Gazprom OAO ADR	10,102,649	94,434
Mobile Telesystems
OJSC ADR	1,747,847	39,851
Sberbank of Russia	9,672,430	31,036
VTB Bank OJSC GDR	4,603,697	12,755

17

International Value Fund

		Market
		Value•
	Shares	($000)
* X5 Retail Group NV
GDR	520,470	8,461
VTB Bank OJSC	2,200,502,714	3,061
		189,598
Singapore (2.4%)
Genting Singapore plc	58,872,000	72,030
DBS Group Holdings Ltd.	4,684,000	63,147
Singapore
Telecommunications
Ltd.	17,945,000	54,495
		189,672
South Africa (0.7%)
Mediclinic International
Ltd.	4,549,638	34,285
Mr Price Group Ltd.	1,373,596	21,619
		55,904
South Korea (4.1%)
Samsung Electronics Co.
Ltd.	89,523	123,458
E-Mart Co. Ltd.	349,627	83,664
Hyundai Mobis	187,326	52,841
Hyundai Home Shopping
Network Corp.	141,604	22,419
SK Innovation Co. Ltd.	142,413	19,960
Hana Financial Group Inc.	470,830	18,105
Daewoo International
Corp.	301,100	11,090
		331,537
Spain (2.0%)
* Banco Santander SA	6,520,394	57,805
Red Electrica Corp. SA	708,595	44,121
Banco Bilbao Vizcaya
Argentaria SA	2,877,734	33,632
* ACS Actividades de
Construccion y
Servicios SA	823,188	27,005
		162,563
Sweden (1.5%)
Assa Abloy AB Class B	1,021,700	50,694
Swedbank AB Class A	1,248,400	32,491
Securitas AB Class B	2,162,594	24,660
^ Oriflame Cosmetics SA	466,439	14,719
		122,564
Switzerland (4.3%)
Novartis AG	1,354,885	105,170
ABB Ltd.	2,756,144	70,220
Credit Suisse Group AG	1,497,248	46,576
* Cie Financiere
Richemont SA	385,281	39,395
Swatch Group AG
(Bearer)	49,700	31,743
Julius Baer Group Ltd.	605,304	29,694
GAM Holding AG	1,052,042	19,658
		342,456

		Market
		Value•
	Shares	($000)
Taiwan (0.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	18,526,704	68,282
Wistron Corp.	106,907	100
		68,382
Thailand (1.2%)
Bangkok Bank PCL	9,876,200	65,543
Kasikornbank PCL
(Foreign)	4,331,800	27,082
		92,625
Turkey (0.8%)
* Turkcell Iletisim
Hizmetleri AS	6,906,220	42,857
KOC Holding AS	4,658,988	22,819
		65,676
United Kingdom (16.4%)
* Royal Bank of Scotland
Group plc	23,782,662	140,070
HSBC Holdings plc	9,690,485	106,222
BG Group plc	4,827,836	98,487
Prudential plc	4,801,132	98,188
Vodafone Group plc	22,498,386	82,407
WPP plc	3,300,998	70,117
Carnival plc	1,779,082	63,233
Unilever plc	1,376,879	55,834
Rexam plc	6,414,122	53,411
Smith & Nephew plc	4,110,037	52,566
Informa plc	5,751,898	51,528
Rio Tinto plc	1,005,096	50,858
Royal Dutch Shell plc
Class A	1,440,928	47,999
Signet Jewelers Ltd.	622,697	46,504
Barclays plc	10,904,207	45,880
* Lloyds Banking Group
plc	36,955,000	45,706
Wolseley plc	725,736	39,067
Associated British
Foods plc	901,700	32,782
British American
Tobacco plc	573,204	31,625
BP plc ADR	597,595	27,788
Petrofac Ltd.	1,111,830	26,077
BAE Systems plc	2,721,255	19,850
Tullow Oil plc	1,256,925	18,999
Ladbrokes plc	4,565,100	13,973
Inchcape plc	21,654	221
		1,319,392
United States (2.3%)
Ensco plc Class A	271,900	15,675
RenaissanceRe Holdings
Ltd.	168,600	15,800
TE Connectivity Ltd.	379,377	19,534
*,^ Ultra Petroleum Corp.	2,429,105	44,598

18

International Value Fund

			Market
			Value•
		Shares	($000)
*	Weatherford
	International Ltd.	5,318,900	87,443
			183,050
Total Common Stocks
(Cost $6,447,360)			7,640,627
Temporary Cash Investments (5.2%)[1]
Money Market Fund (5.1%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.120%	408,547,828	408,548

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.055%, 11/29/13	1,500	1,500
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.045%, 12/27/13	1,500	1,499
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.060%, 2/19/14	400	400
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.090%, 2/21/14	8,400	8,395
			11,794
Total Temporary Cash Investments
(Cost $420,345)			420,342
Total Investments (100.4%)
(Cost $6,867,705)			8,060,969

Market
Value•
($000)
Other Assets and Liabilities (-0.4%)
Other Assets	90,421
Liabilities[3]	(123,746)
(33,325)
Net Assets (100%)
Applicable to 216,243,587 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,027,644
Net Asset Value Per Share	$37.12

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,400,850
Undistributed Net Investment Income	119,548
Accumulated Net Realized Losses	(694,855)
Unrealized Appreciation (Depreciation)
Investment Securities	1,193,264
Futures Contracts	7,691
Forward Currency Contracts	1,150
Foreign Currencies	(4)
Net Assets	8,027,644

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $23,708,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 2.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $25,260,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $11,749,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

International Value Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1]	187,156
Interest[2]	403
Securities Lending	4,249
Total Income	191,808
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,122
Performance Adjustment	726
The Vanguard Group—Note C
Management and Administrative	15,448
Marketing and Distribution	1,230
Custodian Fees	1,102
Auditing Fees	39
Shareholders’ Reports	104
Trustees’ Fees and Expenses	23
Total Expenses	30,794
Net Investment Income	161,014
Realized Net Gain (Loss)
Investment Securities Sold	707,235
Futures Contracts	44,516
Foreign Currencies and Forward Currency Contracts	(15,852)
Realized Net Gain (Loss)	735,899
Change in Unrealized Appreciation (Depreciation)
Investment Securities	868,587
Futures Contracts	8,584
Foreign Currencies and Forward Currency Contracts	2,598
Change in Unrealized Appreciation (Depreciation)	879,769
Net Increase (Decrease) in Net Assets Resulting from Operations	1,776,682
1 Dividends are net of foreign withholding taxes of $9,553,000.
2 Interest income from an affiliated company of the fund was $388,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	161,014	174,901
Realized Net Gain (Loss)	735,899	(352,829)
Change in Unrealized Appreciation (Depreciation)	879,769	557,390
Net Increase (Decrease) in Net Assets Resulting from Operations	1,776,682	379,462
Distributions
Net Investment Income	(174,874)	(189,240)
Realized Capital Gain	—	—
Total Distributions	(174,874)	(189,240)
Capital Share Transactions
Issued	855,250	794,128
Issued in Lieu of Cash Distributions	166,322	179,201
Redeemed[1]	(1,060,870)	(1,251,764)
Net Increase (Decrease) from Capital Share Transactions	(39,298)	(278,435)
Total Increase (Decrease)	1,562,510	(88,213)
Net Assets
Beginning of Period	6,465,134	6,553,347
End of Period[2]	8,027,644	6,465,134
1 Net of redemption fees for fiscal 2012 of $63,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $119,548,000 and $139,778,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$29.78	$28.98	$31.92	$29.95	$24.36
Investment Operations
Net Investment Income	.757	.804	.843	.698	.742
Net Realized and Unrealized Gain (Loss)
on Investments	7.402	.838	(3.103)	2.007	5.839
Total from Investment Operations	8.159	1.642	(2.260)	2.705	6.581
Distributions
Dividends from Net Investment Income	(.819)	(.842)	(. 680)	(.735)	(.991)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.819)	(.842)	(. 680)	(.735)	(.991)
Net Asset Value, End of Period	$37.12	$29.78	$28.98	$31.92	$29.95

Total Return[1]	27.94%	6.00%	-7.27%	9.12%	28.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,028	$6,465	$6,553	$7,532	$6,494
Ratio of Total Expenses to
Average Net Assets[2]	0.43%	0.40%	0.39%	0.39%	0.45%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.77%	2.59%	2.41%	2.93%
Portfolio Turnover Rate	52%	53%	39%	51%	55%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.03%), (0.05%), (0.04%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

23

International Value Fund

The fund may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 2% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to

24

International Value Fund

the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance since October 31, 2012, relative to the MSCI All Country World Index ex USA. Until December 2012, a portion of the fund was managed by Hansberger Global Investors, Inc. The basic fee paid to Hansberger Global Investors, Inc., was subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to February 1, 2011, and the MSCI All Country World Index ex USA, beginning February 1, 2011.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $726,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $907,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

25

International Value Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	491,077	7,149,550	—
Temporary Cash Investments	408,548	11,794	—
Futures Contracts—Liabilities[1]	(393)	—	—
Forward Currency Contracts—Assets	—	1,711	—
Forward Currency Contracts—Liabilities	—	(561)	—
Total	899,232	7,162,494	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 due to differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the U.S. Securities valued at $119,841,000 on October 31, 2013, based on Level 2 inputs were transferred from Level 1 during the fiscal year.

E. At October 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,711	1,711
Liabilities	(393)	(561)	(954)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	44,516	—	44,516
Forward Currency Contracts	—	(9,482)	(9,482)
Realized Net Gain (Loss) on Derivatives	44,516	(9,482)	35,034
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	8,584	—	8,584
Forward Currency Contracts	—	2,384	2,384
Change in Unrealized Appreciation (Depreciation) on Derivatives	8,584	2,384	10,968

26

International Value Fund

At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	December 2013	649	69,949	1,912
Dow Jones EURO STOXX 50 Index	December 2013	1,633	67,912	3,459
Topix Index	December 2013	426	52,083	1,261
S&P ASX 200 Index	December 2013	225	28,849	1,059

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At October 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services Inc.	12/27/13	GBP	23,273	USD	36,984	316
Morgan Stanley Capital Services Inc.	12/27/13	EUR	27,223	USD	36,352	613
Morgan Stanley Capital Services Inc.	12/27/13	GBP	19,226	USD	30,980	(166)
Morgan Stanley Capital Services Inc.	12/17/13	JPY	2,731,999	USD	27,218	575
Morgan Stanley Capital Services Inc.	12/27/13	EUR	19,910	USD	27,121	(86)
Morgan Stanley Capital Services Inc.	12/24/13	AUD	27,956	USD	26,118	207
Morgan Stanley Capital Services Inc.	12/17/13	JPY	2,218,085	USD	22,863	(299)
Morgan Stanley Capital Services Inc.	12/24/13	AUD	1,346	USD	1,278	(10)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2013, the counterparty had deposited in segregated accounts securities with a value of $3,150,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

27

International Value Fund

During the year ended October 31, 2013, the fund realized net foreign currency losses of $6,370,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2013, the fund had $140,971,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $750,557,000 to offset taxable capital gains realized during the year ended October 31, 2013. At October 31, 2013, the fund had available capital losses totaling $688,240,000 to offset future net capital gains through October 31, 2017.

At October 31, 2013, the cost of investment securities for tax purposes was $6,872,461,000. Net unrealized appreciation of investment securities for tax purposes was $1,188,508,000, consisting of unrealized gains of $1,439,461,000 on securities that had risen in value since their purchase and $250,953,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2013, the fund purchased $3,592,449,000 of investment securities and sold $3,802,833,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	26,152	28,299
Issued in Lieu of Cash Distributions	5,360	6,717
Redeemed	(32,360)	(44,050)
Net Increase (Decrease) in Shares Outstanding	(848)	(9,034)

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

Special 2013 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $119,369,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $159,851,000 and foreign taxes paid of $9,426,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.94%	11.99%	8.48%
Returns After Taxes on Distributions	27.34	11.48	7.75
Returns After Taxes on Distributions and Sale of Fund Shares	16.45	9.63	7.03

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,112.04	$2.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

33

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122013

Annual Report | October 31, 2013
Vanguard Diversified Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	18
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard Diversified Equity Fund	31.70%
MSCI US Broad Market Index	28.98
Multi-Cap Core Funds Average	29.05
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Diversified Equity Fund	$22.70	$29.43	$0.344	$0.015

1

Chairman’s Letter

Dear Shareholder,

Investors participated in a robust U.S. stock market during the fiscal year ended October 31, 2013, a period in which some of the major indexes notched record highs. Vanguard Diversified Equity Fund returned 31.70% for the 12 months, nearly 3 percentage points ahead of both its benchmark (the MSCI US Broad Market Index) and the average return of its multi-capitalization core fund peers.

As a “fund of funds,” Diversified Equity Fund reflects the combined results of its eight underlying actively managed Vanguard stock funds, whose returns ranged from about 26% to more than 44%. Continuing the trend of the first half of the fiscal year, funds investing in smaller companies generally performed better than those focused on large companies.

By investing in all corners of the U.S. equity market, the Diversified Equity Fund offers broad exposure to companies that—in the view of the underlying funds’ advisors—offer opportunities for long-term capital appreciation with some income. Vanguard Equity Investment Group is responsible for maintaining Diversified Equity’s target allocations among its underlying funds.

If you hold shares of the fund in a taxable account, you may wish to review the table of after-tax returns that appears later in this report.

2

Also, please note: In October, Vanguard announced plans to streamline certain investment offerings over the next several months. As part of this process, Vanguard Growth Equity Fund will merge with Vanguard U.S. Growth Fund, a component of Diversified Equity Fund. The combined fund will retain U.S. Growth Fund’s current advisors and add the Growth Equity Fund’s two advisors. The merger will not result in any change to Diversified Equity’s targeted fund allocations.

Stocks found a path to strong returns
U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31, 2013. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, on the whole, weren’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

federal government shutdown, the period as a whole was marked by uncertainties about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and U.S. stocks may seem surprising—but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside of the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Bond returns suffered as investors kept an eye on the Fed
With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, up almost a full percentage point from 1.69% at the end of the last fiscal year. (Bond yields and prices move in opposite directions.)

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.40%	1.20%

The acquired fund fees and expenses—drawn from the prospectus dated February 27, 2013—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Multi-Cap Core Funds.

4

Municipal bonds returned –1.72%. Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

As stock markets kept climbing, smaller companies outperformed
In a turnabout from the 2012 fiscal year, large-capitalization stocks generally lagged their small- and mid-cap counterparts—a pattern that is not unusual when investors become more confident about prospects for the economy and businesses. Among smaller companies, growth-oriented stocks generally outperformed their value counterparts; for large-caps, growth and value returns were about even.

These dynamics played out in varying degrees in the results of Diversified Equity Fund’s underlying funds. The standouts were two of the smaller allocations: Vanguard Capital Value Fund and Vanguard Explorer™ Fund each returned more than 40%. Capital Value’s performance was all the more impressive in light of its advisors’ “go-anywhere” approach of investing in both large, “household-name” companies and smaller, sometimes less well-known firms.

Total Returns
Inception Through October 31, 2013
Average
Annual Return
Diversified Equity Fund (Returns since inception: 6/10/2005)	7.03%
MSCI US Broad Market Index	7.53
Multi-Cap Core Funds Average	6.31
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The weakest performers were Vanguard Growth and Income Fund—representing about one-fifth of Diversified Equity’s total assets—and Vanguard Windsor™ II Fund. Both of these large-cap funds had still-robust returns of about 26% to 27%. Vanguard Windsor Fund, a large-cap value fund with a somewhat more aggressive strategy focused on companies that its advisors believe are temporarily downtrodden, returned about 35%.

Returns of the three growth funds were clustered at about 30%. Together, Vanguard Morgan™ Growth Fund, Vanguard U.S. Growth Fund, and Vanguard Mid-Cap Growth Fund represented more than one-third of Diversified Equity’s total assets.

Building a long-term track record, bolstered by recent years’ results
Since its inception in June 2005, the Diversified Equity Fund has posted an average annual return of 7.03%, trailing the 7.53% return of its benchmark but ahead of the 6.31% average return of its peers. Of course, eight-plus years is not sufficient to evaluate any fund’s long-term potential, especially when those years spanned a

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2013
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.1%	27.01%
Vanguard Morgan Growth Fund Investor Shares	15.1	30.02
Vanguard Windsor Fund Investor Shares	15.0	35.17
Vanguard Windsor II Fund Investor Shares	15.0	26.26
Vanguard U.S. Growth Fund Investor Shares	15.0	30.80
Vanguard Explorer Fund Investor Shares	10.0	42.89
Vanguard Mid-Cap Growth Fund	4.9	30.32
Vanguard Capital Value Fund	4.9	44.49
Combined	100.0%	31.70%

6

period of severe market stress during the 2008 financial crisis and the global economic downturn.

Low costs and diversity of thought can make a good combination
Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds—including all of Diversified Equity Fund’s underlying funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results: Because not all investment managers invest the same way, their returns relative to a given benchmark don’t move in lockstep. We extend this concept one step further in Diversified Equity by combining the growth and value investment styles with company holdings of all sizes—to provide broad U.S. stock market exposure for investors who choose active management.

As with many investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the advisors’ best ideas are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2013

7

Diversified Equity Fund

Fund Profile
As of October 31, 2013

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,382	3,186
Median Market Cap	$38.9B	$41.6B
Price/Earnings Ratio	18.8x	19.7x
Price/Book Ratio	2.2x	2.6x
Return on Equity	15.3%	16.6%
Earnings Growth
Rate	9.5%	10.6%
Dividend Yield	2.0%	1.9%
Turnover Rate	5%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.40%	—
30-Day SEC Yield	1.13%	—
Fund data reflect holdings of underlying funds.

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.1%
Vanguard Morgan Growth Fund Investor
Shares	15.1
Vanguard Windsor Fund Investor Shares	15.0
Vanguard Windsor II Fund Investor Shares	15.0
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Mid-Cap Growth Fund	4.9
Vanguard Capital Value Fund	4.9

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.99
Beta	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	11.6%	13.2%
Consumer Staples	7.8	8.9
Energy	11.2	9.7
Financials	17.7	17.0
Health Care	16.3	12.5
Industrials	12.7	11.5
Information Technology	15.0	17.9
Materials	2.9	3.8
Telecommunication Services	2.1	2.3
Utilities	2.7	3.2
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 27, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.40%.

8

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/10/2005)	Investment
Diversified Equity Fund*	31.70%	16.78%	7.03%	$17,690
MSCI US Broad Market Index	28.98	16.09	7.53	18,393
Multi-Cap Core Funds Average	29.05	14.88	6.31	16,707

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Diversified Equity Fund

Fiscal-Year Total Returns (%): June 10, 2005, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	24.66%	11.41%	6.63%

10

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	7,575,667	284,921
Vanguard Morgan Growth Fund Investor Shares	8,507,621	214,137
Vanguard Windsor Fund Investor Shares	10,948,881	213,503
Vanguard Windsor II Fund Investor Shares	5,898,839	213,420
Vanguard U.S. Growth Fund Investor Shares	7,924,644	212,777
Vanguard Explorer Fund Investor Shares	1,309,322	141,354
Vanguard Mid-Cap Growth Fund	2,722,027	70,011
Vanguard Capital Value Fund	4,674,766	69,747
Total Investment Companies (100.0%) (Cost $1,031,044)		1,419,870
Other Assets and Liabilities (0.0%)
Other Assets		599
Liabilities		(857)
		(258)
Net Assets (100%)
Applicable to 48,233,036 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,419,612
Net Asset Value Per Share		$29.43

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,017,204
Undistributed Net Investment Income	4,665
Accumulated Net Realized Gains	8,917
Unrealized Appreciation (Depreciation)	388,826
Net Assets	1,419,612

■ See NoteA in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Income Distributions Received	16,328
Net Investment Income—Note B	16,328
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,546
Investment Securities Sold	74,698
Realized Net Gain (Loss)	81,244
Change in Unrealized Appreciation (Depreciation) of Investment Securities	255,443
Net Increase (Decrease) in Net Assets Resulting from Operations	353,015

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,328	14,153
Realized Net Gain (Loss)	81,244	36,900
Change in Unrealized Appreciation (Depreciation)	255,443	94,343
Net Increase (Decrease) in Net Assets Resulting from Operations	353,015	145,396
Distributions
Net Investment Income	(17,334)	(13,944)
Realized Capital Gain[1]	(756)	—
Total Distributions	(18,090)	(13,944)
Capital Share Transactions
Issued	161,825	97,089
Issued in Lieu of Cash Distributions	17,511	13,531
Redeemed	(267,987)	(251,357)
Net Increase (Decrease) from Capital Share Transactions	(88,651)	(140,737)
Total Increase (Decrease)	246,274	(9,285)
Net Assets
Beginning of Period	1,173,338	1,182,623
End of Period[2]	1,419,612	1,173,338

1 Includes fiscal 2013 short-term gain distributions totaling $756,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $4,665,000 and $5,860,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.70	$20.34	$19.13	$16.43	$15.30
Investment Operations
Net Investment Income	.332	.262	.228	.206	.268
Capital Gain Distributions Received	.131	.034	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	6.626	2.310	1.192	2.686	1.856
Total from Investment Operations	7.089	2.606	1.420	2.892	2.124
Distributions
Dividends from Net Investment Income	(.344)	(.246)	(. 210)	(.192)	(. 286)
Distributions from Realized Capital Gains	(.015)	—	—	—	(.708)
Total Distributions	(.359)	(.246)	(. 210)	(.192)	(. 994)
Net Asset Value, End of Period	$29.43	$22.70	$20.34	$19.13	$16.43

Total Return[1]	31.70%	12.97%	7.42%	17.68%	15.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,420	$1,173	$1,183	$1,250	$1,211
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.40%	0.40%	0.41%	0.40%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.18%	1.09%	1.13%	1.71%
Portfolio Turnover Rate	5%	3%	3%	3%	5%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

15

Diversified Equity Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $189,000 from undistributed net investment income, and $105,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $71,336,000 to offset taxable capital gains realized during the year ended October 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2013, the fund had $4,658,000 of ordinary income and $8,924,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $1,031,044,000. Net unrealized appreciation of investment securities for tax purposes was $388,826,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $64,606,000 of investment securities and sold $148,548,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	6,193	4,447
Issued in Lieu of Cash Distributions	773	676
Redeemed	(10,412)	(11,588)
Net Increase (Decrease) in Shares Outstanding	(3,446)	(6,465)

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

Special 2013 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $105,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $17,545,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividend-received deduction.

17

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2013
			Since
	One	Five	Inception
	Year	Years	(6/10/2005)
Returns Before Taxes	31.70%	16.78%	7.03%
Returns After Taxes on Distributions	31.38	16.36	6.64
Returns After Taxes on Distributions and Sale of Fund Shares	18.34	13.58	5.60

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,138.05	$2.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

21

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122013

Annual Report | October 31, 2013

Vanguard Emerging Markets Select
Stock Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangements.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard Emerging Markets Select Stock Fund	10.04%
FTSE Emerging Index	5.62
Emerging Markets Funds Average	7.56
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Emerging Markets Select Stock Fund	$18.73	$20.37	$0.230	$0.000

Chairman’s Letter

Dear Shareholder,

Emerging-market stocks finished the 12-month period up more than 5%, a modest gain compared with their developed-market counterparts. While emerging-market stocks rallied strongly at times, they also reacted sharply to the prospect of tighter global monetary policy and slower growth in a number of emerging-market economies, including China.

The portfolio assembled by your fund’s advisors fared far better than emerging markets as a whole. Vanguard Emerging Markets Select Stock Fund returned 10.04% for the fiscal year ended October 31, 2013, a good bit better than the 5.62% return of its benchmark index or the average return of 7.56% for its peers. The advisors were particularly successful in identifying some of the strongest performers among consumer discretionary, utility, and technology stocks while sidestepping some of the poorest performers in the materials sector.

On a separate note, we changed your fund’s benchmark from the MSCI Emerging Markets Index to the FTSE Emerging Index in August. The most significant difference between the former benchmark and the new benchmark is the approach to South Korea. MSCI considers South Korea an emerging market, while FTSE treats it as a developed market.

If you own the fund in a taxable account, you may wish to review the section on after-tax returns that appears later in this report.

Amid uncertainty, U.S. stocks found a path to strong returns
U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, in general, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainties about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and U.S. stocks may seem surprising—but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Bond returns suffered as investors kept an eye on the Fed
With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close, but up from 1.69% at the end of the last fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%. Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Strong stock selection drove outperformance
While the fund’s four advisors approach stock selection differently, they all rely on their own independent, in-depth research at the company level to help them decide which stocks to invest in. That process resulted in a portfolio of

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.92%	1.54%

The fund expense ratio shown is from the prospectus dated April 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the fund’s expense ratio was 0.94%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Emerging Markets Funds.

about 250 small-, mid-, and large-capitalization stocks at the end of the fiscal year that significantly outpaced its benchmark, which includes about 850 stocks.

Pockets of strong relative performance were found among consumer discretionary stocks, pushing that sector’s return for the fund above 30%. Results for a few Hong Kong casino operators stood out as an increase in mainland Chinese visitors fueled profits. The advisors’ research proved its mettle in identifying Asian automakers and household appliance manufacturers. The fund’s narrow holdings performed well even though stock returns within these segments varied widely.

Utilities, which make up a very small part of the benchmark, were another sector where the fund’s security selection was strong. The fund invested in a few Chinese electricity producers that performed well, while avoiding many other stocks in the sector, some of which posted significant losses. This sector returned more than 17% for the fund compared with a return of worse than –2% for the benchmark.

Tech stocks were in favor with investors, producing the strongest return for the benchmark during the period at over 24%. While the fund’s holdings here didn’t perform quite as well, an outsized allocation to this sector boosted the fund’s relative return.

The prospect of slowing global growth hurt the materials sector, which posted a return of almost –10%. The fund did better, however, with good stock choices in the construction materials, commodity chemicals, and steel segments.

Financials, by far the largest sector, accounting for nearly a quarter of the fund’s assets at the end of the period, proved a mixed bag. A few countries such as South Korea and Mexico produced returns in financials of more than 25% for the fund, but others such as India and Indonesia reported double-digit negative returns.

Benefits of combining low costs with diversity of thought
Investors sometimes ask why Vanguard uses a multi-manager approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 18, 2013

Advisors’ Report

For the fiscal year ended October 31, 2013, Vanguard Emerging Markets Select Stock Fund returned 10.04%, compared with the 7.56% average return of peer-group funds and the 5.62% return of the fund’s benchmark, the FTSE Emerging Index.

Your fund is managed by four independent investment advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table accompanying this report lists the advisors, the amount and percentage of fund assets each manages, and brief

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Pzena Investment Management,	24	54	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider valuation
			spreads.
Oaktree Capital Management,	24	53	Seeks to capture misevaluation of securities caused by
L.P.			investor behavior. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management and
			maintaining in-house models focused on deriving
			reliable cash-flow projections.
M&G Investment Management	23	51	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Wellington Management	23	50	Allocates the assets in its portion of the fund to a team
Company, LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
Cash Investments	6	15	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 22, 2013.

Pzena Investment Management, LLC

Portfolio Managers:
Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and Co-Chief Investment Officer

Our deep value strategy added value this fiscal year, driven by cyclicals. The top contributors to performance were information technology, industrial, and consumer discretionary stocks—we were overweighted in each of these sectors relative to the index. Methanex, HCL Technologies, and Hyundai Mipo Dockyard were the top contributors, while China Coal Energy and Punjab National Bank were the largest detractors.

Country selection was strong across the board, led by South Korea and China. In each case, 9 of our 11 holdings helped performance. Hungary was the sole detractor from returns.

Although emerging-market stocks began to recover near the end of the third quarter of the year, we continue to see investment opportunities, notably among previously high-flying businesses whose earnings have recently come under pressure. We remain dedicated to valuing companies based on normalized earnings. We continue to find value in the information technology sector, as earnings don’t exceed the historical average for this sector in emerging markets, and still lag earnings for this sector in the developed world.

Notably absent from the portfolio were consumer staples names, where we found only stretched valuations. While many managers flocked to basic material stocks this year as they weakened, we still have minimal exposure to this area, where we generally find earnings still above long-term normalized levels. We expect the massive expansion that took place in recent years will depress commodity company valuations for some time.

Oaktree Capital Management, L.P.

Portfolio Managers:
Frank J. Carroll III,
Managing Director and Co-Head of Emerging Markets Equities

Timothy D. Jensen,
Managing Director and Co-Head of Emerging Markets Equities

The fiscal year was marked by significant volatility. Emerging markets performed well in absolute terms and relative to developed markets until January. They plateaued for several months, plunged in May, June, and August, and rallied sharply in September and October. Emerging markets generated positive returns but lagged the strong performance of the U.S. and most other developed markets during this period.

Macroeconomic factors had a significant impact this year. The key issues affecting performance included the potential impact of tighter global monetary policy, questions about Chinese economic growth prospects, and the potential impact of slower Chinese growth on commodity exporters. Given the large flows into emerging-market local-currency fixed income investments in recent years, hints that the U.S. Federal Reserve might begin tapering its bond purchases were an unwelcome development, especially for countries running current account deficits. Given our emphasis on bottom-up stock selection, we prefer markets to be less macro-driven, but there were opportunities to differentiate performance through stock selection. Relative performance was stronger during the first half.

Stock selection in China, Indonesia, Russia, and Mexico boosted performance. Winners in China included Macau gaming companies, Chinese automakers, and a Chinese appliance distributor. Stock selection in South Korea, India, and Peru detracted from performance. Several of the fund’s Indian financial stocks fell sharply when the Indian central bank raised interest rates in an attempt to stabilize the rupee.

Security selection among consumer discretionary and consumer staples stocks contributed to relative performance, while financials and industrials detracted. Financials domiciled in countries running a current account deficit (India, South Africa, and Turkey) were particularly weak, and we liquidated several of these positions. At the end of the period, the portfolio had significant overweight positions in China, South Korea, Brazil, and Russia.

M&G Investment Management Limited

Portfolio Manager:
Matthew Vaight, UKSIP

During a turbulent 12-month period for emerging-market equities, asset allocation and stock selection both added value. Stock picking in the telecommunication sector and a below-index position in Indonesia, one of the weakest markets, were particularly helpful. Stock selection in financials detracted, however.

Technology stocks were favored during the period, and Delta Electronics, a manufacturer of electronic components from Taiwan, was a standout performer. The shares rose amid investor optimism about its innovative devices and industrial automation systems. Shares in Naver, a South Korean internet business, and Idea Cellular, an Indian telecommunications firm, also rallied. Naver has a popular online messaging application, while Idea is expected to become more profitable as the Indian telecom industry consolidates.

In contrast, holdings in Energy Development Corp. (EDC), a geothermal power producer based in the Philippines, and

AZ Electronic Materials, a U.K.-based chemicals firm, hurt performance. In addition, three Indian financial holdings—Axis Bank, Bank of India, and Punjab National Bank—struggled as investors worried about the nation’s deteriorating economic situation. We disposed of our stake in Bank of India and increased our holding in Axis Bank, which we consider to be the best-run bank in India.

The unpredictable environment provided opportunities to invest in new holdings at attractive valuations. Among them were Prosegur, a Spanish security services firm with operations in Latin America; Brasil Insurance, a Brazilian insurance broker; and Banco Bradesco, a Brazilian lender not owned by the government. Barloworld, a South African industrial conglomerate, and Hyundai Motor, a South Korean automaker, also were added to the portfolio. Meanwhile, we sold a number of holdings after strong price gains, including CFAO, a French firm that distributes cars across Africa; Axiata, a Malaysian telecom firm; and FEMSA, a beverage bottling company from Mexico.

Wellington Management Company, llp

Portfolio Manager:
Cheryl M. Duckworth, CFA,
Senior Vice President and Associate Director, Global Industry Research

Our portion of the fund focuses on bottom-up stock selection while minimizing active industry bets. Emerging-market equities delivered positive absolute returns for the 12 months, but lagged their developed-market counterparts as fears of monetary tightening tempered investor appetite for risk.

Our portfolio’s returns were strongest in the financial, information technology, and consumer discretionary sectors. South Korean banks Hana Financial and Shinhan Financial generated strong returns over the period, driven by a better credit environment, an improved property market outlook, and less intervention from South Korean banking regulators. Discovery Limited, a South African-based insurer, performed well after the company announced that normalized profit from operations had risen significantly.

In information technology, continued strong operating performance helped our position in Taiwan Semiconductor. In consumer discretionary, shares of Zhongsheng Group, a Beijing-based automotive retail and services company, rallied sharply in the third quarter, supported by positive news about the company and improving sentiment on the outlook for the Chinese economy. We sold all our shares after this strong performance. Also among the top performers was PTT Global Chemical, a Thailand-based materials company, which benefited from increasing demand for oil as well as higher government investment in domestic infrastructure.

Our holdings in energy and materials detracted from absolute returns during the period. Perseus Mining and Continental Gold were significant underperformers in materials. Shares of Perseus Mining, a mineral exploration company, fell after a reduction in forecast output at its Edikan gold mine in Ghana, and revelations that the mine’s production costs would be higher in the next few months. Our holdings in Continental Gold, an exploration company, declined amid general negative sentiment in the industry, as well as concern about the impact Fed tapering might have on the price of gold.

China Shenhua Energy was also among the top detractors. This company focuses on coal and power businesses in China, and owns and operates an integrated coal transportation network. The stock was down during the period as falling coal prices led to lackluster earnings.

We had eliminated our positions in all three companies before the end of the period.

Emerging Markets Select Stock Fund

Fund Profile
As of October 31, 2013

Portfolio Characteristics
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	251	851	1,813
Median Market Cap	$12.6B	$17.9B	$34.5B
Price/Earnings Ratio	13.2x	12.8x	17.4x
Price/Book Ratio	1.6x	1.7x	1.7x
Return on Equity	17.1%	18.9%	14.7%
Earnings Growth
Rate	10.8%	13.4%	6.8%
Dividend Yield	2.2%	2.8%	2.9%
Turnover Rate	54%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.92%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Consumer Discretionary	10.3%	6.7%	10.6%
Consumer Staples	5.0	9.0	10.1
Energy	14.7	13.8	9.4
Financials	23.9	29.6	27.0
Health Care	1.8	1.7	7.7
Industrials	7.7	5.7	11.0
Information Technology	16.8	10.8	6.3
Materials	9.8	10.2	8.7
Telecommunication
Services	6.1	8.7	5.8
Utilities	3.9	3.8	3.4

Ten Largest Holdings (% of total net assets)
Petroleo Brasileiro SA	Integrated Oil & Gas	3.3%
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	3.3
Samsung Electronics Co.
Ltd.	Semiconductors	1.7
Lukoil OAO	Integrated Oil & Gas	1.7
Gazprom OAO	Integrated Oil & Gas	1.4
Delta Electronics Inc.	Electronic Equipment	1.3
Vale SA	Steel	1.3
China Construction Bank
Corp.	Diversified Banks	1.1
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.1
CNOOC Ltd.	Oil & Gas Exploration
	& Production	1.1
Top Ten		17.3%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated April 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the fund’s expense ratio was 0.94%.

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	1.9%	0.0%	15.5%
Other	1.6	0.0	31.7
Subtotal	3.5%	0.0%	47.2%
Pacific
South Korea	7.9%	0.0%	3.4%
Hong Kong	4.8	0.0	2.1
Other	0.2	0.0	22.0
Subtotal	12.9%	0.0%	27.5%
Emerging Markets
China	18.7%	21.0%	4.0%
Brazil	12.7	14.6	2.5
Taiwan	10.1	13.2	2.4
India	7.9	8.8	1.3
Russia	6.9	7.0	1.3
South Africa	5.7	9.4	1.6
Mexico	3.1	5.4	1.1
Thailand	2.3	2.9	0.5
Malaysia	2.2	4.7	0.8
Turkey	2.0	2.0	0.4
United Arab
Emirates	1.4	0.5	0.0
Poland	1.5	1.7	0.4
Philippines	1.2	1.5	0.2
Indonesia	1.0	2.7	0.5
Other	3.6	4.6	0.9
Subtotal	80.3%	100.0%	17.9%
North America
United States	1.9%	0.0%	0.0%
Canada	1.4	0.0	7.1
Subtotal	3.3%	0.0%	7.1%
Middle East	0.0%	0.0%	0.3%

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 27, 2011, Through October 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(6/27/2011)	Investment
Emerging Markets Select Stock
Fund*	10.04%	1.36%	$10,321
FTSE Emerging Index	5.62	-0.74	9,827
Emerging Markets Funds Average	7.56	-0.48	9,888
MSCI All Country World Index ex
USA	20.29	6.33	11,547

Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Emerging Markets Select Stock Fund

Fiscal-Year Total Returns (%): June 27, 2011, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Emerging Markets Select Stock
Fund	6/27/2011	4.63%	-0.76%

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (93.9%)[1]
Bermuda (0.0%)
* African Minerals Ltd.	26,037	78

Brazil (11.6%)
Petroleo Brasileiro SA
Prior Pfd.	588,756	5,338
Petroleo Brasileiro SA ADR	120,759	2,105
Vale SA Class B ADR	107,800	1,578
Banco Bradesco SA
Prior Pfd.	103,730	1,494
* Usinas Siderurgicas de
Minas Gerais SA Prior Pfd.	271,400	1,434
Brasil Insurance
Participacoes e
Administracao SA	141,000	1,278
Vale SA Prior Pfd.	83,137	1,217
Banco Santander Brasil SA	157,300	1,070
Randon Participacoes
SA Prior Pfd.	180,875	1,026
BB Seguridade
Participacoes SA	91,055	995
EDP - Energias do Brasil SA	155,280	886
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR	17,441	879
Totvs SA	49,665	839
Cia de Bebidas
das Americas ADR	20,763	772
Telefonica Brasil SA ADR	32,600	723
Banco Santander
Brasil SA ADR	91,600	635
Odontoprev SA	149,400	617
Itau Unibanco Holding
SA Prior Pfd.	32,970	510
ALL - America Latina
Logistica SA	123,376	441
CETIP SA - Mercados
Organizados	32,300	357

		Market
		Value
	Shares	($000)
Cia de Saneamento
Basico do Estado de
Sao Paulo ADR	29,500	313
Banco do Brasil SA	20,900	277
* CPFL Energias
Renovaveis SA	40,200	238
Hypermarcas SA	24,700	215
Cia Paranaense de Energia
Prior Pfd.	14,700	206
Souza Cruz SA	12,400	134
Cia Paranaense
de Energia ADR	9,500	132
Localiza Rent a Car SA	2,730	45
Lojas Americanas SA
Prior Pfd.	3,784	28
		25,782
Canada (1.4%)
Methanex Corp.	26,100	1,514
First Quantum Minerals Ltd.	68,053	1,291
Sherritt International Corp.	59,500	204
* Ivanhoe Mines Ltd. Class A	63,300	158
		3,167
Chile (0.1%)
SACI Falabella	24,051	239

China (16.9%)
China Construction
Bank Corp.	3,237,850	2,519
China Mobile Ltd.	241,500	2,510
CNOOC Ltd.	1,222,000	2,485
China Pacific Insurance
Group Co. Ltd.	674,060	2,436
Industrial & Commercial
Bank of China Ltd.	2,907,380	2,038
Lenovo Group Ltd.	1,775,600	1,902
Fosun International Ltd.	1,771,500	1,703
China Power International
Development Ltd.	3,446,600	1,351

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
	Mindray Medical
	International Ltd. ADR	35,643	1,340
	China Unicom
	Hong Kong Ltd.	848,973	1,328
	China Resources Power
	Holdings Co. Ltd.	452,000	1,183
	Tencent Holdings Ltd.	21,637	1,180
	Dongfeng Motor Group
	Co. Ltd.	737,000	1,042
	China Shineway
	Pharmaceutical Group Ltd.	617,000	957
	China Shenhua
	Energy Co. Ltd.	301,500	917
	PetroChina Co. Ltd.	794,000	904
	Kingboard Laminates
	Holdings Ltd.	2,144,625	882
*	Baidu Inc. ADR	5,200	837
	Tsingtao Brewery Co. Ltd.	94,000	770
	Shanghai Electric
	Group Co. Ltd.	2,080,000	735
*,2	China Galaxy
	Securities Co. Ltd.	1,067,500	727
	China BlueChemical Ltd.	1,108,000	712
	Greatview Aseptic
	Packaging Co. Ltd.	1,126,000	710
	Haier Electronics
	Group Co. Ltd.	322,000	687
	Anhui Conch
	Cement Co. Ltd.	186,000	649
	Great Wall Motor Co. Ltd.	105,500	620
	China Resources Land Ltd.	196,000	568
	Weichai Power Co. Ltd.	131,700	527
	China Dongxiang
	Group Co.	3,309,000	516
	China Coal Energy Co. Ltd.	819,000	503
	ENN Energy Holdings Ltd.	72,500	430
	Guangdong Investment Ltd.	464,000	399
	GOME Electrical
	Appliances Holding Ltd.	1,217,000	188
	Kingboard Chemical
	Holdings Ltd.	70,500	186
*	China Taiping Insurance
	Holdings Co. Ltd.	112,550	176
	China Overseas Grand
	Oceans Group Ltd.	141,000	168
	Intime Retail Group Co. Ltd.	107,500	128
	Sinopharm Group Co. Ltd.	46,800	127
	Shandong Weigao Group
	Medical Polymer Co. Ltd.	121,500	114
	ANTA Sports Products Ltd.	78,000	112
	Huabao International
	Holdings Ltd.	251,000	110

			Market
			Value
		Shares	($000)
*	China Modern Dairy
	Holdings Ltd.	235,500	110
*	Chaoda Modern Agriculture
	Holdings Ltd.	404,000	46
			37,532
Colombia (0.1%)
	Ecopetrol SA	61,174	145

Czech Republic (0.3%)
	Komercni Banka AS	2,586	641

Egypt (0.2%)
	Commercial International
	Bank Egypt SAE	73,600	456

Greece (0.7%)
	Motor Oil Hellas Corinth
	Refineries SA	53,462	636
*	Hellenic
	Telecommunications
	Organization SA	38,967	490
*	Alpha Bank AE	365,506	327
			1,453
Hong Kong (4.7%)
	Pacific Basin Shipping Ltd.	2,824,750	2,021
	Texwinca Holdings Ltd.	1,269,000	1,297
	Sands China Ltd.	178,900	1,272
	Hang Lung Properties Ltd.	315,000	1,037
	Yingde Gases
	Group Co. Ltd.	984,000	1,010
*	Galaxy Entertainment
	Group Ltd.	134,000	1,000
	Stella International
	Holdings Ltd.	353,500	871
	Shui On Land Ltd.	1,680,833	586
	AMVIG Holdings Ltd.	1,212,000	569
	Towngas China Co. Ltd.	360,000	355
	MGM China Holdings Ltd.	52,300	180
	Wynn Macau Ltd.	28,400	109
*	Macau Legend
	Development Ltd.	108,000	66
	Sun Art Retail Group Ltd.	31,000	51
	NagaCorp Ltd.	46,000	43
			10,467
Hungary (0.7%)
	OTP Bank plc	38,800	805
	Magyar Telekom
	Telecommunications plc	540,425	741
			1,546

Emerging Markets Select Stock Fund

		Market
		Value
	Shares	($000)
India (7.3%)
HCL Technologies Ltd.	110,200	1,965
Reliance Industries Ltd.	115,533	1,719
ITC Ltd.	273,182	1,487
Axis Bank Ltd.	64,214	1,276
Tata Motors Ltd. ADR	38,100	1,193
CESC Ltd.	190,800	1,152
Idea Cellular Ltd.	369,500	1,038
ICICI Bank Ltd.	47,818	867
HDFC Bank Ltd. ADR	23,852	865
Coal India Ltd.	137,733	645
Crompton Greaves Ltd.	345,009	593
Tata Consultancy
Services Ltd.	17,156	589
Punjab National Bank	55,698	493
Indiabulls Housing
Finance Ltd.	138,628	478
GlaxoSmithKline Consumer
Healthcare Ltd.	3,797	288
Bank of India	83,000	283
Dr Reddy’s
Laboratories Ltd. ADR	5,140	204
Canara Bank	45,900	192
Marico Ltd.	54,139	187
Jyothy Laboratories Ltd.	50,388	152
Sun Pharmaceutical
Industries Ltd.	13,849	137
ING Vysya Bank Ltd.	13,992	134
Indian Bank	89,575	122
Bharat Petroleum Corp. Ltd.	14,367	84
		16,143
Indonesia (0.8%)
Indofood CBP Sukses
Makmur Tbk PT	839,900	834
Bank Rakyat Indonesia
Persero Tbk PT	945,000	663
Telekomunikasi Indonesia
Persero Tbk PT ADR	5,100	208
Bekasi Fajar Industrial
Estate Tbk PT	1,990,000	90
		1,795
Kazakhstan (0.2%)
2 KCell JSC GDR	19,961	345

Kenya (0.1%)
Safaricom Ltd.	1,920,200	212

Kuwait (0.3%)
Agility Public
Warehousing Co. KSC	241,500	608

Malaysia (1.9%)
Genting Malaysia Bhd.	1,233,800	1,689
AMMB Holdings Bhd.	341,200	801
UMW Holdings Bhd.	142,300	577

			Market
			Value
		Shares	($000)
	Petronas Dagangan Bhd.	55,140	535
	Axiata Group Bhd.	146,000	318
	British American
	Tobacco Malaysia Bhd.	15,300	308
	Guinness Anchor Bhd.	9,800	53
			4,281
	Mexico (2.7%)
	America Movil SAB
	de CV ADR	54,532	1,167
	Grupo Comercial Chedraui
	SA de CV	356,434	1,115
	Grupo Televisa SAB ADR	32,000	974
*	Cemex SAB de CV ADR	86,296	913
	Grupo Mexico SAB de
	CV Class B	240,500	760
	Grupo Financiero
	Banorte SAB de CV	85,200	544
*	Grupo Lala SAB de CV	224,308	498
			5,971
	Nigeria (0.2%)
	Zenith Bank plc	3,459,232	468

	Other (2.4%)
3	Vanguard FTSE
	Emerging Markets ETF	127,075	5,321
*	Mega Financial
	Holding Co. Ltd.
	Rights Exp. 12/06/13	61,779	8
			5,329
	Papua New Guinea (0.0%)
	New Britain Palm Oil Ltd.	10,877	69

	Peru (0.3%)
	Cia de Minas
	Buenaventura SAA ADR	44,003	638

	Philippines (1.1%)
	Energy
	Development Corp.	9,650,000	1,295
	Metropolitan
	Bank & Trust	141,235	291
	Robinsons Land Corp.	509,000	267
	LT Group Inc.	580,100	223
	Ayala Land Inc.	275,100	187
*	Pepsi-Cola Products
	Philippines Inc.	1,323,000	149
			2,412
	Poland (1.3%)
*	Cyfrowy Polsat SA	222,427	1,618
	Bank Pekao SA	11,931	747
	Polskie Gornictwo
	Naftowe i
	Gazownictwo SA	285,009	524
	TVN SA	11,088	56
			2,945

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
Qatar (0.8%)
	Industries Qatar QSC	43,332	1,898

Russia (6.3%)
	Gazprom OAO ADR	323,267	3,022
	Lukoil OAO ADR XLON	44,113	2,889
	Rosneft OAO GDR	275,046	2,170
	Sberbank of Russia ADR	153,364	1,956
	Lukoil OAO ADR OOTC	13,523	886
	Magnit OJSC GDR	12,851	825
	Mobile Telesystems
	OJSC ADR	32,022	730
	Phosagro OAO GDR	66,248	685
	Moscow Exchange
	MICEX-RTS OAO	253,549	485
	Mail.ru Group Ltd. GDR	4,445	164
	Sberbank of Russia	42,403	136
2	Sberbank of Russia GDR	10,464	133
			14,081
Singapore (0.2%)
*	Petra Foods Ltd.	117,000	334
	Super Group Ltd.	33,000	112
			446
South Africa (5.1%)
	Sasol Ltd.	47,989	2,452
	Naspers Ltd.	18,481	1,730
	Standard Bank Group Ltd.	114,417	1,456
	Discovery Ltd.	165,614	1,399
	Imperial Holdings Ltd.	58,411	1,241
*	Aveng Ltd.	394,450	1,158
	MTN Group Ltd.	48,281	960
	Barloworld Ltd.	78,583	704
	Adcock Ingram
	Holdings Ltd.	15,199	109
	Woolworths Holdings Ltd.	13,002	98
			11,307
South Korea (7.0%)
	Samsung Electronics Co. Ltd.	2,767	3,816
	Hyundai Mipo Dockyard	11,125	1,771
	Hana Financial Group Inc.	44,400	1,707
	Hyundai Motor Co.	6,831	1,628
	Shinhan Financial
	Group Co. Ltd.	27,004	1,178
	KB Financial Group Inc.	20,800	819
	Dongbu Insurance Co. Ltd.	15,350	687
	Coway Co. Ltd.	9,438	540
	GS Holdings	8,996	495
	Samsung SDI Co. Ltd.	2,936	489
	Samsung Engineering
	Co. Ltd.	6,275	443
	LG Electronics Inc.	6,700	429
	NAVER Corp.	679	381
	Hyundai Hysco Co. Ltd.	8,850	350

		Market
		Value
	Shares	($000)
SK Telecom Co. Ltd.	1,300	283
Doosan Corp.	2,012	270
* Shinhan Financial
Group Co. Ltd. ADR	3,377	146
Hyundai Department
Store Co. Ltd.	726	116
E-Mart Co. Ltd.	468	112
		15,660
Spain (0.6%)
Prosegur Cia de
Seguridad SA	224,120	1,330

Sri Lanka (0.1%)
Ceylon Tobacco Co. plc	14,094	121

Switzerland (0.3%)
* Dufry AG	4,684	757

Taiwan (9.1%)
Taiwan Semiconductor
Manufacturing Co.
Ltd. ADR	202,572	3,729
Taiwan Semiconductor
Manufacturing Co. Ltd.	970,543	3,577
Delta Electronics Inc.	566,773	2,947
Compal Electronics Inc.	2,511,000	1,965
Hon Hai Precision
Industry Co. Ltd.	700,936	1,782
Advanced Semiconductor
Engineering Inc.	1,407,330	1,386
MediaTek Inc.	91,000	1,244
Far Eastern New
Century Corp.	722,378	830
Mega Financial
Holding Co. Ltd.	776,000	672
Oriental Union
Chemical Corp.	613,932	653
Yuanta Financial
Holding Co. Ltd.	1,115,842	608
Wistron Corp.	581,120	546
Chunghwa Telecom
Co. Ltd.	121,000	388
		20,327
Thailand (2.1%)
Bangkok Bank PCL	195,900	1,300
Krung Thai Bank PCL
(Foreign)	1,724,975	1,117
PTT Global
Chemical PCL (Local)	321,051	810
Bangkok Bank PCL
(Foreign)	91,600	608
PTT Global Chemical
PCL (Foreign)	143,444	363

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
	Kasikornbank PCL	40,200	246
	Advanced Info Service
	PCL (Foreign)	23,300	187
	Supalai PCL (Foreign)	68,900	39
			4,670
Turkey (1.8%)
	Turkiye Garanti Bankasi AS	294,687	1,182
	Tupras Turkiye Petrol
	Rafinerileri AS	40,600	918
*	Asya Katilim Bankasi AS	668,480	677
*	Turkcell Iletisim
	Hizmetleri AS ADR	36,112	565
	Akbank TAS	97,925	383
	Coca-Cola Icecek AS	7,000	200
*	Turkcell Iletisim
	Hizmetleri AS	19,260	119
			4,044
United Arab Emirates (1.4%)
	DP World Ltd.	77,013	1,287
	Union National Bank PJSC	569,925	781
	Emaar Properties PJSC	326,095	539
	Abu Dhabi Commercial
	Bank PJSC	379,925	518
			3,125
United Kingdom (1.9%)
	AZ Electronic Materials SA	288,000	1,323
	Standard Chartered plc	48,000	1,158
	Old Mutual plc	202,454	657
	Vedanta Resources plc	32,414	552
	Tullow Oil plc	19,963	302
*	Ophir Energy plc	50,491	268
			4,260
United States (1.9%)
	Arcos Dorados Holdings
	Inc. Class A	6,793	82
*	Flextronics
	International Ltd.	73,275	578
*	Genpact Ltd.	61,075	1,211
*	Hollysys Automation
	Technologies Ltd.	79,300	1,330
	MercadoLibre Inc.	2,808	378
*	Trina Solar Ltd. ADR	45,100	662
			4,241
Total Common Stocks
(Cost $195,024)			208,989

			Market
			Value
		Shares	($000)
Temporary Cash Investments (6.5%)[1]
Money Market Fund (5.9%)
4	Vanguard Market Liquidity
	Fund, 0.120%	13,047,134	13,047

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.6%)
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.090%,
	2/21/14	1,000	999
7	Freddie Mac Discount
	Notes, 0.060%, 3/17/14	300	300
			1,299
Total Temporary Cash Investments
(Cost $14,346)			14,346
Total Investments (100.4%)
(Cost $209,370)			223,335
Other Assets and Liabilities (-0.4%)
Other Assets			1,143
Liabilities			(1,932)
			(789)
Net Assets (100%)
Applicable to 10,924,054 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			222,546
Net Asset Value Per Share			$20.37

Emerging Markets Select Stock Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	210,113
Undistributed Net Investment Income	2,420
Accumulated Net Realized Losses	(4,039)
Unrealized Appreciation (Depreciation)
Investment Securities	13,965
Futures Contracts	87
Net Assets	222,546

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 2.0%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $1,205,000, representing 0.5% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	4,350
Interest[2]	12
Total Income	4,362
Expenses
Investment Advisory Fees—Note B
Base Fee	908
Performance Adjustment	32
The Vanguard Group—Note C
Management and Administrative	153
Marketing and Distribution	27
Custodian Fees	481
Auditing Fees	35
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	1,642
Net Investment Income	2,720
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,385)
Futures Contracts	125
Foreign Currencies	(120)
Realized Net Gain (Loss)	(1,380)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	12,966
Futures Contracts	129
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	13,095
Net Increase (Decrease) in Net Assets Resulting from Operations	14,435

1 Dividends are net of foreign withholding taxes of $463,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $147,000, $11,000, and
($90,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,720	1,398
Realized Net Gain (Loss)	(1,380)	(1,169)
Change in Unrealized Appreciation (Depreciation)	13,095	3,784
Net Increase (Decrease) in Net Assets Resulting from Operations	14,435	4,013
Distributions
Net Investment Income	(1,514)	(79)
Realized Capital Gain	—	—
Total Distributions	(1,514)	(79)
Capital Share Transactions
Issued	171,371	88,532
Issued in Lieu of Cash Distributions	1,426	73
Redeemed[1]	(73,313)	(29,933)
Net Increase (Decrease) from Capital Share Transactions	99,484	58,672
Total Increase (Decrease)	112,405	62,606
Net Assets
Beginning of Period	110,141	47,535
End of Period[2]	222,546	110,141

1 Net of redemption fees for fiscal 2012 of $27,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $2,420,000 and $1,283,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Financial Highlights

			June 14,
	Year Ended		2011[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$18.73	$17.69	$20.00
Investment Operations
Net Investment Income	. 303 [2]	.302[2]	.079 [2]
Net Realized and Unrealized Gain (Loss) on Investments [3]	1.567	.764	(2.389)
Total from Investment Operations	1.870	1.066	(2.310)
Distributions
Dividends from Net Investment Income	(.230)	(.026)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.230)	(.026)	—
Net Asset Value, End of Period	$20.37	$18.73	$17.69

Total Return[4]	10.04%	6.04%	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$223	$110	$48
Ratio of Total Expenses to Average Net Assets[5]	0.94%	0.92%	0.89%[6]
Ratio of Net Investment Income to Average Net Assets	1.55%	1.66%	1.09%[6]
Portfolio Turnover Rate	54%	93%	18%

1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments.
Performance measurement began June 27, 2011, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.00, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, and 0.00%.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Pzena Investment Management, LLC, Oaktree Capital Management, L.P., M&G Investment Management Limited, and Wellington Management Company, llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Pzena Investment Management, LLC, Oaktree Capital Management, L.P., M&G Investment Management Limited, and Wellington Management Company, llp, are subject to quarterly adjustments based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index for periods prior to August 1, 2013, and to the new benchmark, FTSE Emerging Index, beginning August 1, 2013. The benchmark change will be fully phased in by July 2016.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, before an increase of $32,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $25,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Emerging Markets Select Stock Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	21,299	18,962	—
Common Stocks—Other	15,138	153,590	—
Temporary Cash Investments	13,047	1,299	—
Futures Contracts—Liabilities[1]	(111)	—	—
Total	49,373	173,851	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 due to differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the U.S. Securities valued at $18,884,000 on October 31, 2013, based on Level 2 inputs were transferred from Level 1 during the fiscal year.

E. At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	December 2013	194	9,932	87

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Emerging Markets Select Stock Fund

During the year ended October 31, 2013, the fund realized net foreign currency losses of $120,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $46,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2013, had unrealized appreciation of $645,000, of which $97,000 has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2013, the fund had $3,168,000 of ordinary income available for distribution. The fund had available capital losses totaling $3,842,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2013, the cost of investment securities for tax purposes was $210,125,000. Net unrealized appreciation of investment securities for tax purposes was $13,210,000, consisting of unrealized gains of $21,938,000 on securities that had risen in value since their purchase and $8,728,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2013, the fund purchased $182,937,000 of investment securities and sold $87,889,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	8,737	4,861
Issued in Lieu of Cash Distributions	73	4
Redeemed	(3,766)	(1,672)
Net Increase (Decrease) in Shares Outstanding	5,044	3,193

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Emerging Markets Select Stock Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Select Stock Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2013

Special 2013 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,258,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $4,634,000 and foreign taxes paid of $444,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Emerging Markets Select Stock Fund
Periods Ended October 31, 2013
		Since
	One	Inception
	Year	(6/27/2011)
Returns Before Taxes	10.04%	1.36%
Returns After Taxes on Distributions	9.93	1.30
Returns After Taxes on Distributions and Sale of Fund Shares	6.10	1.11

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,010.42	$4.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.47	4.79

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.94%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Emerging Markets Select Stock Fund approved amendments to the fund’s investment advisory arrangements with M&G Investment Management Limited (M&G), Oaktree Capital Management, L.P. (Oaktree), Pzena Investment Management, LLC (Pzena), and Wellington Management Company, llp (Wellington Management). Effective August 1, 2013, the performance compensation benchmark for each advisor was changed from MSCI Emerging Markets Index to FTSE Emerging Index. The board believes that the FTSE Emerging Index is a more suitable benchmark because it better represents the emerging-markets universe. The board determined that retaining the advisors and amending the performance compensation benchmark was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each advisor’s investment management services provided to the fund since its inception in 2011, and took into account the organizational depth and stability of each advisor. The board noted the following: M&G. Founded in 1931, M&G is an investment management firm offering a broad range of investment products. M&G employs a long-term, bottom-up approach to portfolio management that seeks to identify companies that can handle capital with discipline, generate returns above the cost of capital, and stay focused on creating value. M&G’s long-term view attempts to take advantage of pricing deviations created by short-term investors. The advisor seeks diversification across four areas in which investors tend to misprice returns: external change, internal change, asset growth, and quality. M&G has advised a portion of the fund since the fund’s inception.

Oaktree. Founded in 1995, Oaktree is an investment advisory firm that focuses on certain specialized investment areas, including emerging markets. Oaktree seeks to capture misevaluation of securities caused by investor behavior, while placing a priority on limiting losses. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections. Stocks are selected based on a combination of valuation, investment thesis, portfolio construction, and risk management. Oaktree has advised a portion of the fund since the fund’s inception.

Pzena. Founded in 1995, Pzena is an independent investment management firm that uses a classic value investment strategy in a range of domestic and international portfolios. Pzena uses a deep-value approach that focuses on the most undervalued companies based on five-year price-to-normalized earnings. Pzena believes its value philosophy works well in emerging markets because most investors ignore the cost side of the equation and only focus on growth. Because the companies Pzena targets are underperforming their historical earnings power, each potential holding undergoes intensive research to determine whether the problems are temporary or permanent. Pzena has advised a portion of the fund since the fund’s inception.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio manager, along with other senior members of Wellington Management, allocates the assets in its portion of the fund to a team of investment professionals, who are primarily global industry analysts. The relative size of each analyst’s subportfolio is roughly proportional to the weight of the analyst’s coverage universe in the fund’s benchmark. Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of their industries. Wellington Management has advised a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the performance of the fund and each advisor, since the fund’s inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of M&G, Oaktree, Pzena, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for M&G, Oaktree, Pzena, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7520 122013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2013: $96,000
Fiscal Year Ended October 31, 2012: $89,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2013: $5,714,113
Fiscal Year Ended October 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended October 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2013: $1,552,950 Fiscal Year Ended October 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2013: $110,000
Fiscal Year Ended October 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended October 31, 2012.

(d) All Other Fees.

Fiscal Year Ended October 31, 2013: $132,000
Fiscal Year Ended October 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2013: $242,000
Fiscal Year Ended October 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2013

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.